April 11, 2023

Introduction Joseph DeNardi Vice President, Investor Relations and Strategic Ventures

3SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and similar expressions identify forward-looking statements in this presentation. Such statements include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are subject to numerous assumptions, risks, and uncertainties, and other factors, many of which are outside the control of SAIC. These factors could cause actual results to differ materially from such forward-looking statements. Risks, uncertainties and assumptions that could cause SAIC’s actual results to differ materially from those discussed in the forward-looking statements include, but are not limited to, those described in the “Risk Factors” section of SAIC’s most recent Form 10-K filed with the Securities and Exchange Commission (“SEC”) and updated in any subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. The reports referenced above are available on SAIC’s website at www.saic.com or on the SEC’s website at www.sec.gov. No assurance can be given that the results of events described in forward-looking statements will be achieved and actual results may differ materially from these statements. SAIC disclaims any obligation to update any forward-looking statements provided in this presentation to reflect subsequent events, actual results, or changes in SAIC’s expectations. All information in these slides are as of April 11, 2023. SAIC expressly disclaims any duty to update any forward-looking statement provided in this release to reflect subsequent events, actual results or changes in SAIC’s expectations. SAIC also disclaims any duty to comment upon or correct information that may be contained in reports published by investment analysts or others. Forward-Looking Statements INTRODUCTION STRATEGY & MARKET OUTLOOK CEO Nazzic Keene DEFENSE & CIVILIAN President Bob Genter NATIONAL SECURITY & SPACE President Michael LaRouche FINANCIAL OUTLOOK CFO Prabu Natarajan Q&A This presentation includes non-GAAP financial measures. Such non-GAAP measures should be considered in addition to, not a substitute for, the corresponding GAAP financial measure. A reconciliation of certain non-GAAP financial measures to the most directly comparable GAAP financial measure is included in SAIC's most recent earnings release attached as Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on April 3, 2023.

4SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy Investor Day Agenda 9:00 – 10:00 Breakfast and Registration 9:30 – 10:45 Solutions Demonstrations 10:45 – 10:50 Introduction Joseph DeNardi, Investor Relations 10:50 – 11:20 Strategy and Market Outlook Nazzic Keene, Chief Executive Officer 11:20 – 11:40 11:40 – 12:00 Sector Overview and Outlook Bob Genter, Defense & Civilian Sector President Michael LaRouche, National Security & Space Sector President 12:00 – 12:10 Break 12:10 – 12:40 Financial Update and Outlook Prabu Natarajan, Chief Financial Officer 12:40 – 1:15 Q&A 1:15 – 2:00 Lunch

Strategy and Market Outlook Nazzic Keene Chief Executive Officer

6SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy Executive Leadership Team Denotes 2023 Investor Day presenters Nazzic Keene Chief Executive Officer Maria Bishop Chief of Staff Mark Escobar Chief of Business Operations Hilary Hageman General Counsel Michelle O’Hara Chief Human Resources Officer Bob Genter President, Defense & Civilian Sector Michael LaRouche President, National Security & Space Sector Prabu Natarajan Chief Financial Officer INTRODUCTION STRATEGY & MARKET OUTLOOK CEO Nazzic Keene DEFENSE & CIVILIAN President Bob Genter NATIONAL SECURITY & SPACE President Michael LaRouche FINANCIAL OUTLOOK CFO Prabu Natarajan Q&A

INTRODUCTION | STRATEGY & MARKET OUTLOOK CEO Nazzic Keene | DEFENSE & CIVILIAN President Bob Genter | NATIONAL SECURITY & SPACE President Michael LaRouche | FINANCIAL OUTLOOK CFO Prabu Natarajan | Q&A

SAIC Fiscal Year 2026 Targets

REVENUE
$7.3B – $7.5B

2% to 4% organic revenue growth CAGR

FREE CASH FLOW*
$515M

~$11/share

EBITDA*
$700M – $725M

FY26 adj. EBITDA* margin guidance of 9.5%-9.7%

GTA
(Growth and Technology Accelerants)

~40% of Revenue

* A non-GAAP financial measure. Such non-GAAP measure should be considered in addition to, not a substitute for, the corresponding GAAP financial measure

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8SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy SAIC is a premier technology integrator driving our nation’s technology transformation. Our robust portfolio of offerings across the defense, space, civilian and intelligence markets includes secure high-end solutions in engineering, digital, artificial intelligence and mission solutions. We integrate the best components from our own portfolio and our partner ecosystem to deliver innovative solutions that are critical to achieving our customers’ missions. SAIC at a Glance INTRODUCTION STRATEGY & MARKET OUTLOOK CEO Nazzic Keene DEFENSE & CIVILIAN President Bob Genter NATIONAL SECURITY & SPACE President Michael LaRouche FINANCIAL OUTLOOK CFO Prabu Natarajan Q&A VISION PURPOSE MISSION VALUES

9SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy Building a Differentiated Employee Experience and Culture INTRODUCTION STRATEGY & MARKET OUTLOOK CEO Nazzic Keene DEFENSE & CIVILIAN President Bob Genter NATIONAL SECURITY & SPACE President Michael LaRouche FINANCIAL OUTLOOK CFO Prabu Natarajan Q&A Developing Our Leaders to Be the Best in Our Industry Upskilling Our Talent to Build a Sustainable Workforce for the Future Fostering a Culture of Growth and Wellbeing Increasing Diversity Representation in Our Leadership Connecting and Resonating with Our Dispersed Workforce 2 1 3 4 5Flexibility Diversity, Equity & Inclusion Human- Centered Leadership Continuous Learning Purpose & Connection WELL- BEING

INTRODUCTION | STRATEGY & MARKET OUTLOOK CEO Nazzic Keene | DEFENSE & CIVILIAN President Bob Genter | NATIONAL SECURITY & SPACE President Michael LaRouche | FINANCIAL OUTLOOK CFO Prabu Natarajan | Q&A

Strategy-Focused on Driving Shareholder Value

2013 — SPIN
SAIC

2015 - 2019 — M&A FOCUSED ON SCALE AND CUSTOMER ACCESS
Scitor Corporation
Engility

2020 - 2022 — M&A & VENTURES FOCUSED ON SOLUTIONS AND CAPABILITIES
Unisys Federal
Halfaker
Orca Security
Koverse
Morpheus

2023 - 2025 — INCREASED CAPITAL RETURNS FOR SHAREHOLDERS AND CAPABILITY-FOCUSED M&A

June 2022
Board authorizes additional 8 million shares. Total remaining authorization increased to 16% of shares

April 2023
Guidance for $350M-$400M of repurchases in FY24 with similar projected levels in FY25 and FY26

Expect >$1.3B of Capital Returns to Shareholders by FY26

SAIC Asset-light technology integrator with shareholder-focused capital deployment strategy
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INTRODUCTION | STRATEGY & MARKET OUTLOOK CEO Nazzic Keene | DEFENSE & CIVILIAN President Bob Genter | NATIONAL SECURITY & SPACE President Michael LaRouche | FINANCIAL OUTLOOK CFO Prabu Natarajan | Q&A

Broad Alignment with Key Market Trends

	DEFENSE & CIVILIAN			NATIONAL SECURITY & SPACE		
	Civilian & Health	Army	Navy	Space	AFDODAC Air Force, DoD Commands & Agencies	NIC National Intelligence Community
Cloud Migration	●	●	●	●	●	●
Digital Transformation	●	●	●	●	●	●
AI Enabled Evolution	●	●	●	●	●	●
Cyber Risk Mitigation	●	●	●	●	●	●
JADC2		●	●	●	●	
Space Superiority		●		●	●	●

Investments Have Driven Alignment Across the Portfolio and in Markets with Higher Growth

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12SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy INTRODUCTION STRATEGY & MARKET OUTLOOK CEO Nazzic Keene DEFENSE & CIVILIAN President Bob Genter NATIONAL SECURITY & SPACE President Michael LaRouche FINANCIAL OUTLOOK CFO Prabu Natarajan Q&A Large and Growing Addressable Market 41% 21% 38% GFY23 FORECASTED SPENDING ADDRESSABLE TO SAIC $210 BILLION Defense Civilian Intel and Space BY END MARKET 26% 74% GTA Growth and Technology Accelerants Core $0 $500 $1,000 $1,500 $2,000 $2,500 19 62 19 64 19 66 19 68 19 70 19 72 19 74 19 76 19 78 19 80 19 82 19 84 19 86 19 88 19 90 19 92 19 94 19 96 19 98 20 00 20 02 20 04 20 06 20 08 20 10 20 12 20 14 20 16 20 18 20 20 20 22 20 24 20 26 20 28 20 30 20 32 Defense Discretionary Outlays Nondefense Discretionary Outlays BY FOCUS AREA Denotes an economic recession in U.S. HISTORICAL U.S. GOVERNMENT DISCRETIONARY OUTLAYS

INTRODUCTION | STRATEGY & MARKET OUTLOOK CEO Nazzic Keene | DEFENSE & CIVILIAN President Bob Genter | NATIONAL SECURITY & SPACE President Michael LaRouche | FINANCIAL OUTLOOK CFO Prabu Natarajan | Q&A

SAIC's Enterprise Focus Areas

GTA strategy enabled by solutions developed within Innovation Factory

GTA GROWTH AND TECHNOLOGY ACCELERANTS	Secure Cloud	Enterprise IT	Systems Integration and Delivery
FY23 REVENUE	$1,100M	$800M	$500M
Innovation Enabled By	Digital Factory	E.I.T. Factory	Engineering Factory

CORE	Engineering Services	IT and Technical Services
FY23 REVENUE	$2,900M	$1,600M
Innovation Enabled By	Engineering Factory	Digital Factory

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14SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy Pipeline Aligned to Drive Higher GTA, Improved Margins Growth and Technology (GTA) Core Business 40% 60% FY23 SUBMITS FY24-26 PIPELINE COMPOSITION (ESTIMATED) We continue to shift near-term activity towards GTA… ...in an effort to capture this higher-margin work 8.4 10.7~11% High 8% GTACore AVG. EBITDA MARGIN* % FOR FY24-26 PIPELINE (ESTIMATED) Core GTA <50% Core >50% GTA INTRODUCTION STRATEGY & MARKET OUTLOOK CEO Nazzic Keene DEFENSE & CIVILIAN President Bob Genter NATIONAL SECURITY & SPACE President Michael LaRouche FINANCIAL OUTLOOK CFO Prabu Natarajan Q&A Good Momentum to Drive GTA ~40% of Revenues by FY26 * A non-GAAP financial measure. Such non-GAAP measure should be considered in addition to, not a substitute for, the corresponding GAAP financial measure

INTRODUCTION | STRATEGY & MARKET OUTLOOK CEO Nazzic Keene | DEFENSE & CIVILIAN President Bob Genter | NATIONAL SECURITY & SPACE President Michael LaRouche | FINANCIAL OUTLOOK CFO Prabu Natarajan | Q&A

Market Opening for Platform Agnostic Tech Integrator

MARKET FACTORS

- Rapid Changes in Available Technology
- Peer Strategy Shift
- DoD Initiatives to Adopt Commercial Technology
- Current Conflicts Driving Demand to Upgrade Legacy Systems

→ Increased Demand for Trusted Technology Integrator

SAIC STRATEGY

Increased Demand for Trusted Technology Integrator

- Identify Best Available Technology
- Invest to Provide Speed to Value
- Offer Modular and Agile Solution
- Become Integrator of Choice for Emerging Tech

SAIC. Asset-light technology integrator with shareholder-focused capital deployment strategy

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16SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy ADVANCE CULTURE Sustain competitive advantage through a differentiated employee experience and culture that bring out the best in our people ALIGN INCENTIVES Drive further alignment for SAIC executive leadership between incentive pay and long-term performance to instill owner mindset across the company REINVEST TO DRIVE GROWTH Prioritize internal investment to drive sustained growth with improving margin rate COMMIT TO BUSINESS MODEL Invest to remain the trusted and best-in-class technology integrator for our customers while maintaining a capital light business model DRIVE SHAREHOLDER VALUE Focused capital deployment - maximize free cash flow efficiency and allocate excess cash to highest ROI with a bias towards returning capital to shareholders Focus on Long-term Shareholder Value INTRODUCTION STRATEGY & MARKET OUTLOOK CEO Nazzic Keene DEFENSE & CIVILIAN President Bob Genter NATIONAL SECURITY & SPACE President Michael LaRouche FINANCIAL OUTLOOK CFO Prabu Natarajan Q&A

Sector Overview and Outlook Defense & Civilian Bob Genter Sector President

18SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy Defense & Civilian Sector Organization Bob Genter Defense & Civilian Ravi Dankanikote Business Development Josh Jackson Army Barbara Graham Navy Mike Mazzella Civilian Vishal Tulsian State, Local, Health & Financials INTRODUCTION STRATEGY & MARKET OUTLOOK CEO Nazzic Keene DEFENSE & CIVILIAN President Bob Genter NATIONAL SECURITY & SPACE President Michael LaRouche FINANCIAL OUTLOOK CFO Prabu Natarajan Q&A

INTRODUCTION | STRATEGY & MARKET OUTLOOK CEO Nazzic Keene | DEFENSE & CIVILIAN President Bob Genter | NATIONAL SECURITY & SPACE President Michael LaRouche | FINANCIAL OUTLOOK CFO Prabu Natarajan | Q&A

Defense & Civilian Sector Overview

KEY METRICS**

$4.0B
FY23 Revenue

9.3%*
Adj. EBITDA Margin

~35%
GTA as % of Revenue

$15B
Total Backlog

CONTRACT MIX (% of FY23 Revenue)


52%
22%
26%
Cost Plus
Firm Fixed Price
Time & Materials

CUSTOMERS (% of FY23 Revenue)


42%
33%
25%
Civilian
Army
Navy

KEY CAMPAIGNS

Apply technology integrator model across the sector

Match increasing customer demand for best-available technology with SAIC role as trusted integrator from IT modernization to counter UAS

Capitalize on Enterprise IT momentum

Leverage past performance quals and technical differentiators to drive continued EIT market share gains

Lead multi-cloud future across U.S. Government

Continue investments in CloudScend® to widen competitive advantage and provide value across the cloud journey – explore, migrate and operate

** Pro-forma for L&SCM sale and FSA JV deconsolidation

* A non-GAAP financial measure. Such non-GAAP measure should be considered in addition to, not a substitute for, the corresponding GAAP financial measure

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INTRODUCTION | STRATEGY & MARKET OUTLOOK CEO Nazzic Keene | DEFENSE & CIVILIAN President Bob Genter | NATIONAL SECURITY & SPACE President Michael LaRouche | FINANCIAL OUTLOOK CFO Prabu Natarajan | Q&A

Defense & Civilian Sector Growth Strategy

Strategic Themes / Focus

IT modernization, O&M and software development with focus on customers, opportunities and missions needing Cloud, Analytics and Security

Platform/SW Integration & Modernization through Sustainment

Lead information warfare & enterprise systems transformation with focus on large application modernization

Differentiated solutions and managed services to customers delivering value through mutually beneficial business models

USG logos included to indicate customer set not to indicate DoD or other USG endorsement

Notable Wins

- Army S3I (AMCOM)
  $8.1B
- USPTO BOSS IDIQ
  $2B
- Treasury T-Cloud
  $1.3B
- Army Corps of Engineers Revolutionary IT Systems (RITS)
  $1.3B
- MK48 Heavy Weight Torpedo
  $1.1B
- IRS Enterprise Computing Center Services IDIQ
  $1B
- FAA Systems Engineering Technology Innovative Solutions
  $400M
- Army DIAMNDSS and STORMS
  $181M and $208M
- US Marshals Data Layer and Analysis
  $148M

Key Differentiators

Excellent program performance and domain specific expertise

Leading the multi-cloud future

T-Cloud: Treasury's only multi-cloud program

SAIC branded offerings: CloudScend®, Koverse, Tenjin™ provide tech differentiation

C-UAS – tech agnostic engineering integration with Koverse at the core

World class digital engineering integration eco-system

Common platform Managed Services delivery across customers

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Sector Overview and Outlook National Security & Space Michael LaRouche Sector President

22SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy National Security & Space Sector Organization INTRODUCTION STRATEGY & MARKET OUTLOOK CEO Nazzic Keene DEFENSE & CIVILIAN President Bob Genter NATIONAL SECURITY & SPACE President Michael LaRouche FINANCIAL OUTLOOK CFO Prabu Natarajan Q&A Michael LaRouche National Security & Space Sector Bruce Feldman Business Development David Ray Space Vinnie DiFronzo Air Force, DoD Commands & Agencies Bill Edmunds National Intelligence Community

INTRODUCTION | STRATEGY & MARKET OUTLOOK CEO Nazzic Keene | DEFENSE & CIVILIAN SVP Bob Genter | NATIONAL SECURITY & SPACE SVP Michael LaRouche | FINANCIAL OUTLOOK CFO Prabu Natarajan | Q&A

National Security & Space Sector Overview

KEY METRICS

$2.9B
FY23 Revenue

8.8%*
Adj. EBITDA Margin

~35%
GTA as % of Revenue

$9B
Total Backlog

CUSTOMERS (% of FY23 Revenue)


52%
Space
32%
Air Force, DoD Agencies & Commands
16%
National Intelligence Community

CONTRACT MIX (% of FY23 Revenue)


74%
Cost Plus
17%
Firm Fixed Price
9%
Time & Materials

KEY CAMPAIGNS

Integrate and modernize space and C2 systems

Address expanding space market as platform/sensor agnostic systems integrator leveraging existing space systems engineering market leadership

Accelerate C5ISR to achieve JADC2 vision

Address JADC2 transformation as digital solution integrator leveraging innovations in secure cloud, multi-level security, and AI/ML to access protected mission data rapidly

Innovate outcomes across enterprise and mission IT

Shift IT operations to fixed priced solutions while migrating into secure cloud and modernizing with big data AI/ML, zero-trust cyber protection, and automation

* A non-GAAP financial measure. Such non-GAAP measure should be considered in addition to, not a substitute for, the corresponding GAAP financial measure

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INTRODUCTION | STRATEGY & MARKET OUTLOOK CEO Nazzic Keene | DEFENSE & CIVILIAN SVP Bob Genter | NATIONAL SECURITY & SPACE SVP Michael LaRouche | FINANCIAL OUTLOOK CFO Prabu Natarajan | Q&A

National Security & Space Sector Growth Strategy

Strategic Themes / Focus

Advance IT operations across USAF, DoD Commands and Agencies, and IC by adopting commercial performance-based contracting and infusing cloud, AI/ML, zero-trust, and automation

Inject technology advancements into USAF and USSF C5ISR operations to mesh sensor and platform protected data into seamless architecture for speed of use/evolution

Expand role as space and space C2 system integrator across civil, commercial, defense, and intelligence markets while sustaining position as best-in-class SETA provider

USG logos included to indicate customer set not to indicate DoD or other USG endorsement

Notable Wins

- DCSA One IT — $900M
- Cloud Integration and Multi-Cloud Mgt — $250M
- USTRANSCOM Managed IT Services — $150M
- DARPA ACO and DIU JADC2 R&D — $40M
- USAF C2 Air Operations Centers — $320M
- ABMS Cloud-based C2 & Digital Infra. — $110M
- Liberty Bell (classified) — $670M
- USSF GPS Recompete — $390M

Key Differentiators

Customer satisfaction – excellent evaluations and repeat customers

Venture partners and technology acquisitions – market differentiation with Orca, Morpheus, and Koverse

SAIC branded offerings – innovation solving customer problems: CloudScend®, Tenjin™, and ReadyOne

Multiple multi-cloud programs, including DoD's only zero-trust implementation (USAF Cloud One)

Focused digital engineering innovations – virtually integrated project environment for space system integration and MDA's authoritative modeling and simulation capability

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Financial Update and Outlook Prabu Natarajan Chief Financial Officer

26SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy Top Areas of Focus INTRODUCTION STRATEGY & MARKET OUTLOOK CEO Nazzic Keene DEFENSE & CIVILIAN President Bob Genter NATIONAL SECURITY & SPACE President Michael LaRouche FINANCIAL OUTLOOK CFO Prabu Natarajan Q&A TALENT DEVELOPMENT Prioritize talent acquisition and diverse skillset development PROMOTE “OWNER” MENTALITY Leverage strong leadership and incentive compensation structure to drive “owner” mentality further down in the organization ROI-DRIVEN CAPITAL DEPLOYMENT Allocate capital based on highest ROI with a bias towards returning cash to shareholders and healthy skepticism of scale/market-access driven M&A DRIVE LONG-TERM PLANNING RIGOR Develop a disciplined multi-year planning process to ensure proper investment decisions and performance assessments CREATE “CULTURE OF CASH COLLECTION” Notable emphasis on program-level cash performance with performance monitoring and plans to drive improvement

INTRODUCTION | STRATEGY & MARKET OUTLOOK CEO Nazzic Keene | DEFENSE & CIVILIAN President Bob Genter | NATIONAL SECURITY & SPACE President Michael LaRouche | FINANCIAL OUTLOOK CFO Prabu Natarajan | Q&A

FY24 – FY26 Organic Targets

	FINANCIAL METRIC	FY26 ORGANIC TARGETS (VS. FY23)
	Revenue	2% - 4% CAGR**
	EBITDA %*	+80 bps
	EBITDA $*	3% - 5% CAGR**
	Free Cash Flow / Share*	10% CAGR

COMMITTED TO INCREASING SHAREHOLDER VALUE

- Targeting >$1.3B of capital returned to shareholders by FY26
- ~$900M remaining on existing share repurchase authorization
- Expect majority of deployable capital to be returned to shareholders with leverage target of ~3.0x
- M&A targeted on technology and capabilities

Solid Growth, Improving Margins and Strong Free Cash Flow Per Share CAGR

** Pro-forma for L&SCM sale and FSA JV deconsolidation

* A non-GAAP financial measure. Such non-GAAP measure should be considered in addition to, not a substitute for, the corresponding GAAP financial measure

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INTRODUCTION | STRATEGY & MARKET OUTLOOK CEO Nazzic Keene | DEFENSE & CIVILIAN President Bob Genter | NATIONAL SECURITY & SPACE President Michael LaRouche | FINANCIAL OUTLOOK CFO Prabu Natarajan | Q&A

SAIC Fiscal Year 2026 Targets

REVENUE

$7.3B – $7.5B

2% to 4% organic revenue growth CAGR

FREE CASH FLOW*

$515M

~$11/share

EBITDA*

$700M – $725M

FY26 adj. EBITDA* margin guidance of 9.5%-9.7%

GTA

(Growth and Technology Accelerants)

~40% of Revenue

* A non-GAAP financial measure. Such non-GAAP measure should be considered in addition to, not a substitute for, the corresponding GAAP financial measure

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29SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy Committed to Remaining Capital-Light Margin Improvement Driving Increased ROIC for SAIC 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% CY20 CY21 CY22 CY23 C ap ex a s % o f R ev en ue Peer Average SAIC 2018 ROIC 2022 ROIC ‘22 vs. ‘18 SAIC 9% 13% Peer 1 14% 12% Peer 2 10% 8% Margin improvement expected to drive higher ROIC while maintaining capital light business model INTRODUCTION STRATEGY & MARKET OUTLOOK CEO Nazzic Keene DEFENSE & CIVILIAN President Bob Genter NATIONAL SECURITY & SPACE President Michael LaRouche FINANCIAL OUTLOOK CFO Prabu Natarajan Q&A Focused Business Model and Strategy 0% 2% 4% 6% 8% 10% 12% 14% 16% Peer 1 Peer 2 SAIC 2018 - 2022 2018 - 2022 2018 - 2022 R et ur n on In ve st ed C ap ita l

INTRODUCTION | STRATEGY & MARKET OUTLOOK CEO Nazzic Keene | DEFENSE & CIVILIAN President Bob Genter | NATIONAL SECURITY & SPACE President Michael LaRouche | FINANCIAL OUTLOOK CFO Prabu Natarajan | Q&A

Multi-Year Financial Targets

	FY24	FY25	FY26
Revenue	$7.05B - $7.20B	$7.1B - $7.3B	$7.3B - $7.5B
Adjusted EBITDA Margin*	9.2% - 9.4%	9.4% - 9.6%	9.5% - 9.7%
Adjusted Earnings per Share*	$6.80 - $7.00	$7.60 - $7.80	$8.50 - $8.70
Weighted Average Diluted Shares Outstanding	~54M	~51M	~48M
Free Cash Flow*	$460M - $480M	$480M - $500M	$505M - $525M
Free Cash Flow per Share*	~$9	~$10	~$11
Net Leverage*	~3.0x	~3.0x	~3.0x

~$11 Free Cash Flow per Share Target Assumes ~$1B of Share Repurchases While Maintaining Capacity for Additional Share Repurchases or Capability-focused M&A

* A non-GAAP financial measure. Such non-GAAP measure should be considered in addition to, not a substitute for, the corresponding GAAP financial measure

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31SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy Solid Organic Revenue Growth Expected to Continue INTRODUCTION STRATEGY & MARKET OUTLOOK CEO Nazzic Keene DEFENSE & CIVILIAN President Bob Genter NATIONAL SECURITY & SPACE President Michael LaRouche FINANCIAL OUTLOOK CFO Prabu Natarajan Q&A 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% FY22 FY23 FY24 Target FY25 Target FY26 Target SAIC Adjusted Organic Growth FY21 FY22 FY22 FY23 FY23 FY24 FY24 FY25 FY25 FY26 Revenues, as Reported $7,056 $7,394 $7,394 $7,704 $7,704 $7,125 + $7,125 + $7,200 + $7,200 + $7,400 + Acquired Revenue ($184) ($73) Divested Revenue $25 ($650) $150 Working Days Adjustment** ($120) ($135) Adjusted Pro-forma Revenues $7,056 $7,235 $7,394 $7,511 $6,919 $7,125 + $6,975 $7,200 + $7,200 + $7,400 + Adjusted Organic Revenue y/y* 3% 2% 3% 3% 3% ** Results reflect four additional working days in FY23 and five fewer working days in FY24 + Revenue figures reflect midpoint of target range 5 Year Average Growth of 2.5% - 3.0% SAIC Adjusted Organic Growth* excl. Contract Transitions * A non-GAAP financial measure. Such non-GAAP measure should be considered in addition to, not a substitute for, the corresponding GAAP financial measure

INTRODUCTION | STRATEGY & MARKET OUTLOOK CEO Nazzic Keene | DEFENSE & CIVILIAN President Bob Genter | NATIONAL SECURITY & SPACE President Michael LaRouche | FINANCIAL OUTLOOK CFO Prabu Natarajan | Q&A

Solid Path to Organic Margin* Improvement


10.0%
9.8%
9.6%
9.4%
9.2%
9.0%
8.8%
8.6%
8.4%
8.2%
8.0%
8.8%
+ LSCM Sale & FSA
+ Mix & Execution
9.3%
+ LSCM Sale
+ Mix & Execution
9.5%
+ Mix & Execution
9.6%
FY23 Actual
FY24 Expected
FY25 Expected
FY26 Expected

Margin Improvement Expected to Drive Higher ROIC While Maintaining Capital Light Business Model

* A non-GAAP financial measure. Such non-GAAP measure should be considered in addition to, not a substitute for, the corresponding GAAP financial measure

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INTRODUCTION | STRATEGY & MARKET OUTLOOK CEO Nazzic Keene | DEFENSE & CIVILIAN President Bob Genter | NATIONAL SECURITY & SPACE President Michael LaRouche | FINANCIAL OUTLOOK CFO Prabu Natarajan | Q&A

FY23 – FY26 Free Cash Flow* Bridge


$550
$500
$450
$400
$350
$300
FY23 FCF
Increased Earnings / WC
Impact of L&SCM Sale and FSA JV Deconsolidation
Higher Cash Taxes & Interest
FY24 FCF (Estimated)
Increased Earnings / WC
Higher Cash Taxes incl. Section 174
FY25 FCF (Estimated)
Increased Earnings / WC
Higher Cash Taxes incl. Section 174
FY26 FCF* (Estimated)
>$8
per share
3.4x leverage
~$9
per share
3.0x leverage
~$10
per share
Excl. Sec. 174
~$10
per share
3.0x leverage
~$11
per share
Excl. Sec. 174
~$11
per share
3.0x leverage
~$12
per share
Excl. Sec. 174

* A non-GAAP financial measure. Such non-GAAP measure should be considered in addition to, not a substitute for, the corresponding GAAP financial measure

SAIC. Asset-light technology integrator with shareholder-focused capital deployment strategy

SAIC PROPRIETARY INFORMATION | © SAIC. ALL RIGHTS RESERVED 33

INTRODUCTION | STRATEGY & MARKET OUTLOOK CEO Nazzic Keene | DEFENSE & CIVILIAN President Bob Genter | NATIONAL SECURITY & SPACE President Michael LaRouche | FINANCIAL OUTLOOK CFO Prabu Natarajan | Q&A

Incentive Compensation Structure

SHORT-TERM INCENTIVE PLAN

PERFORMANCE TARGETS AND WEIGHTINGS

Revenue 33.3%
Adjusted EBITDA* 33.3%
Adjusted Operating Cash Flow* 33.3%

PERFORMANCE SCALE

Peer informed and narrowed to drive outperformance

MULTIPLIERS

+ / - 10% revenue and EBITDA modifier
+ / - 20% individual leadership multiplier

LONG-TERM INCENTIVE PLAN

PERFORMANCE TARGETS AND WEIGHTINGS

Adjusted EBITDA* 33.3%
Adjusted Operating Cash Flow* 33.3%
Relative TSR 33.3%**

MODIFIERS

+/- 20% Relative TSR

MIX

60% Performance Share Units
40% Restricted Share Units

Blue indicates change from FY21 incentive compensation plan

Updated Incentive Compensation Structure to Further Align Executive Performance with Shareholder Value

* A non-GAAP financial measure. Such non-GAAP measure should be considered in addition to, not a substitute for, the corresponding GAAP financial measure
** Relative TSR is a performance target metric for Executive Leadership only

SAIC. Asset-light technology integrator with shareholder-focused capital deployment strategy
SAIC PROPRIETARY INFORMATION | © SAIC. ALL RIGHTS RESERVED |
34

35SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy Driving Change with Incentive Compensation Structure INTRODUCTION STRATEGY & MARKET OUTLOOK CEO Nazzic Keene DEFENSE & CIVILIAN President Bob Genter NATIONAL SECURITY & SPACE President Michael LaRouche FINANCIAL OUTLOOK CFO Prabu Natarajan Q&A 0% 50% 100% 150% 200% 85% 90% 99% 100% 101% 110% 115% 3rd Tier 2nd Tier 1st Tier % o f T ar ge t Ea rn ed ~95% 100% ~105% % of Target Achieved Peer-Informed S-Curve* with Payout Modifiers Incentivize Material Outperformance • Use of flat spot incentivizes material outperformance vs. plan • Payout modifiers introduce incremental risk & opportunity relative to target Plan and S-Curves Are Peer-Informed • Shape of S-Curve is informed by performance relative to peer group Adapt Metrics throughout Enterprise • Relative weightings of metrics and payouts can be modified based on specific opportunities of the business unit KEY ELEMENTS OF DESIGN * S-Curve is illustrative and not indicative of actual SAIC incentive compensation plan Results in 10% reduction to overall payout Results in 10% increase to overall payout

36SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy Financial Performance and Strategy Resonating with Shareholders -30% -20% -10% 0% 10% 20% 30% 40% 50% D ec -2 1 Ja n- 22 Fe b- 22 M ar -2 2 A pr -2 2 M ay -2 2 Ju n- 22 Ju l-2 2 A ug -2 2 Se p- 22 O ct -2 2 N ov -2 2 D ec -2 2 Ja n- 23 Fe b- 23 M ar -2 3 SAIC Peer Avg. S&P 500 INTRODUCTION STRATEGY & MARKET OUTLOOK CEO Nazzic Keene DEFENSE & CIVILIAN President Bob Genter NATIONAL SECURITY & SPACE President Michael LaRouche FINANCIAL OUTLOOK CFO Prabu Natarajan Q&A Continued Commitment to Business Model and Shareholder-Focused Capital Deployment

37SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy ADVANCE CULTURE Sustain competitive advantage through a differentiated employee experience and culture that bring out the best in our people ALIGN INCENTIVES Drive further alignment for SAIC executive leadership between incentive pay and long-term performance to instill owner mindset across the company REINVEST TO DRIVE GROWTH Prioritize internal investment to drive sustained growth with improving margin rate COMMIT TO BUSINESS MODEL Invest to remain the trusted and best-in-class technology integrator for our customers while maintaining a capital light business model DRIVE SHAREHOLDER VALUE Focused capital deployment - maximize free cash flow efficiency and allocate excess cash to highest ROI with a bias towards returning capital to shareholders Focus on Long-term Shareholder Value INTRODUCTION STRATEGY & MARKET OUTLOOK CEO Nazzic Keene DEFENSE & CIVILIAN President Bob Genter NATIONAL SECURITY & SPACE President Michael LaRouche FINANCIAL OUTLOOK CFO Prabu Natarajan Q&A

38SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Analyst Q&A

39SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED IAsset-light technology integrator with shareholder-focused capital deployment strategy INTRODUCTION STRATEGY & MARKET OUTLOOK CEO Nazzic Keene DEFENSE & CIVILIAN President Bob Genter NATIONAL SECURITY & SPACE President Michael LaRouche FINANCIAL OUTLOOK CFO Prabu Natarajan Q&A